Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED JUNE 30, 2021

1633 Broadway

1301 Avenue of the Americas

31 West 52nd Street

One Market Plaza

300 Mission Street

Market Center

PARAMOUNT
GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the negative impact of the coronavirus 2019 (COVID-19) global pandemic on the U.S., regional and global economies and our tenants' financial condition and results of operations, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations ("FFO")	11
Funds Available for Distribution ("FAD")	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre")	13
Net Operating Income ("NOI")	14 - 16
Same Store Results	17 - 20
Consolidated Joint Ventures and Fund	21 - 26
Unconsolidated Joint Ventures	27 - 32
Capital Structure	33
Debt Analysis	34
Debt Maturities	35

Selected Property Data
Portfolio Summary	36
Same Store Leased Occupancy	37 - 38
Top Tenants and Industry Diversification	39
Leasing Activity	40 - 41
Lease Expirations	42 - 44
Cash Basis Capital Expenditures	45 - 46

Definitions	47 - 48

COMPANY PROFILE

Paramount Group, Inc. ("Paramount" or the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
David Zobel	Executive Vice President, Head of Acquisitions
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Colin Dyer	Director
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston
Bank of America Merrill Lynch	BTIG	Deutsche Bank
(646) 855-5808	(212) 738-6140	(904) 520-4973
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com

Steve Sakwa	Daniel Ismail	Haendel St. Juste
Evercore ISI	Green Street Advisors	Mizuho Securities USA Inc.
(212) 446-9462	(949) 640-8780	(212) 205-7860
steve.sakwa@evercoreisi.com	dismail@greenst.com	haendel.st.juste@mizuhogroup.com

Vikram Malhotra	Blaine Heck	Andrew Rosivach
Morgan Stanley	Wells Fargo	Wolfe Research
(212) 761-7064	(443) 263-6529	(646) 582-9250
vikram.malhotra@morganstanley.com	blaine.heck@wellsfargo.com	arosivach@wolferesearch.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company's performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2021
(Amounts per diluted share)	Low	High
Estimated net loss attributable to common stockholders	$(0.12)	$(0.08)
Our share of real estate depreciation and amortization	0.98	0.98
Estimated Core FFO (1)(2)	$0.86	$0.90

Operating Assumptions:
Leasing Activity (square feet)	700,000	900,000
PGRE's share of Same Store Leased % (2) at year end	88.0%	90.0%
(Decrease) increase in PGRE's share of Same Store Cash NOI (2)	(1.0%)	1.0%
Decrease in PGRE's share of Same Store NOI (2)	(10.5%)	(8.5%)

Financial Assumptions (at share):
Estimated net loss	$(29,000)	$(19,000)
Depreciation and amortization	236,000	236,000
General and administrative expenses	59,000	57,000
Interest and debt expense, including amortization of deferred financing costs	134,000	132,000
Fee income, net of income taxes	(25,500)	(27,500)
NOI (2)	374,500	378,500
Straight-line rent adjustments and above and below-market lease revenue, net	(8,000)	(9,000)
Cash NOI (2)	$366,500	$369,500

(1)

We are raising our Estimated Core FFO Guidance for the full year of 2021, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission ("SEC"). Except as described above, these estimates reflect management's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on July 27, 2021 and otherwise referenced during our conference call scheduled for July 28, 2021.  These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or realized and unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the negative impact of the COVID-19 global pandemic, straight-line rent adjustments and the amortization of above and below-market leases. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(2)	See page 47 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
SELECTED FINANCIAL DATA	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2021	June 30, 2020
Net (loss) income attributable to common stockholders:
Continuing operations	$(15,943)	$(8,234)	$(3,578)	$(19,521)	$(6,266)
Discontinued operations	-	1,964	-	-	3,344
Net loss attributable to common stockholders	$(15,943)	$(6,270)	$(3,578)	$(19,521)	$(2,922)

Net (loss) income per share - basic and diluted:
Per share from continuing operations	$(0.07)	$(0.04)	$(0.02)	$(0.09)	$(0.03)
Per share from discontinued operations	-	0.01	-	-	0.02
Net loss per share - basic and diluted	$(0.07)	$(0.03)	$(0.02)	$(0.09)	$(0.01)

Core FFO attributable to common stockholders (1)	$47,608	$50,118	$50,572	$98,180	$111,627
Per share - diluted	$0.22	$0.23	$0.23	$0.45	$0.50

PGRE's share of Cash NOI (1)	$93,856	$89,216	$89,443	$183,299	$187,745
PGRE's share of NOI (1)	$96,441	$98,823	$95,564	$192,005	$209,380

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended June 30, 2021 vs. June 30, 2020	3.0%	Three Months Ended June 30, 2021 vs. June 30, 2020	(11.0%)
Six Months Ended June 30, 2021 vs. June 30, 2020	0.1%	Six Months Ended June 30, 2021 vs. June 30, 2020	(9.2%)

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Leased % (1)	88.0%	88.6%	95.2%	95.5%	95.6%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
June 30, 2021 vs. March 31, 2021	(0.6%)	June 30, 2021 vs. June 30, 2020	(7.7%)
June 30, 2021 vs. December 31, 2020	(7.2%)

COMMON SHARE DATA

	Three Months Ended
Share Price:	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
High	$11.65	$10.56	$10.36	$7.99	$10.38
Low	$9.86	$8.51	$5.54	$6.69	$6.95
Closing (end of period)	$10.07	$10.13	$9.04	$7.08	$7.71

Dividends per common share	$0.07	$0.07	$0.07	$0.10	$0.10
Annualized dividends per common share	$0.28	$0.28	$0.28	$0.40	$0.40
Dividend yield (on closing share price)	2.8%	2.8%	3.1%	5.6%	5.2%

(1)	See page 47 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	June 30, 2021	December 31, 2020
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	6,011,239	5,997,078
	7,977,476	7,963,315
Accumulated depreciation and amortization	(1,026,542)	(966,697)
Real estate, net	6,950,934	6,996,618
Cash and cash equivalents	475,289	434,530
Restricted cash	32,552	30,794
Investments in unconsolidated joint ventures	407,564	412,724
Investments in unconsolidated real estate funds	12,979	12,917
Accounts and other receivables	13,366	17,502
Deferred rent receivable	339,874	330,239
Deferred charges, net	111,275	116,278
Intangible assets, net	135,764	153,519
Other assets	53,543	48,976
Total assets	$8,533,140	$8,554,097

Liabilities:
Notes and mortgages payable, net	$3,816,759	$3,800,739
Revolving credit facility	-	-
Accounts payable and accrued expenses	103,895	101,901
Dividends and distributions payable	16,897	16,796
Intangible liabilities, net	50,392	55,996
Other liabilities	65,074	62,931
Total liabilities	4,053,017	4,038,363

Equity:
Paramount Group, Inc. equity	3,600,279	3,653,177
Noncontrolling interests in:
Consolidated joint ventures	442,428	437,161
Consolidated real estate fund	79,085	79,017
Operating Partnership	358,331	346,379
Total equity	4,480,123	4,515,734

Total liabilities and equity	$8,533,140	$8,554,097

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2021	June 30, 2020
Revenues:
Rental revenue (1)	$174,628	$163,989	$173,146	$347,774	$339,414
Fee and other income (1)	7,641	7,129	8,020	15,661	15,690
Total revenues	182,269	171,118	181,166	363,435	355,104

Expenses:
Operating	64,072	64,313	66,618	130,690	131,327
Depreciation and amortization	59,925	58,716	58,305	118,230	117,143
General and administrative (1)	18,418	17,901	14,364	32,782	30,150
Transaction related costs	135	258	281	416	461
Total expenses	142,550	141,188	139,568	282,118	279,081

Other income (expense):
Loss from unconsolidated joint ventures	(15,717)	(5,955)	(5,316)	(21,033)	(10,176)
Income from unconsolidated real estate funds	148	89	180	328	141
Interest and other income, net (1)	1,070	2,252	1,302	2,372	1,256
Interest and debt expense (1)	(34,914)	(36,009)	(34,739)	(69,653)	(72,628)
(Loss) income from continuing operations, before income taxes	(9,694)	(9,693)	3,025	(6,669)	(5,384)
Income tax expense	(434)	(138)	(1,141)	(1,575)	(742)
(Loss) income from continuing operations, net	(10,128)	(9,831)	1,884	(8,244)	(6,126)
Income from discontinued operations, net	-	2,147	-	-	3,668
Net (loss) income	(10,128)	(7,684)	1,884	(8,244)	(2,458)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(7,428)	(405)	(5,728)	(13,156)	(1,919)
Consolidated real estate fund	29	1,235	(85)	(56)	1,212
Operating Partnership	1,584	584	351	1,935	243
Net loss attributable to common stockholders	$(15,943)	$(6,270)	$(3,578)	$(19,521)	$(2,922)

Net (loss) income per diluted share:
Loss from continuing operations, net	$(0.07)	$(0.04)	$(0.02)	$(0.09)	$(0.03)
Income from discontinued operations, net	-	0.01	-	-	0.02
Net loss per diluted share	$(0.07)	$(0.03)	$(0.02)	$(0.09)	$(0.01)

(1)	See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
Rental Revenue:	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2021	June 30, 2020
Property rentals	$157,043	$143,422	$152,926	$309,969	$292,560
Tenant reimbursements	9,415	10,099	12,069	21,484	24,148
Straight-line rent adjustments	2,350	9,233	7,282	9,632	19,928
Amortization of above and below-market leases, net	758	1,235	855	1,613	2,778
Lease termination income	5,062	-	14	5,076	-
Total rental revenue	$174,628	$163,989	$173,146	$347,774	$339,414

	Three Months Ended			Six Months Ended
Fee and Other Income:	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2021	June 30, 2020
Asset management	$3,409	$3,571	$3,486	$6,895	$7,092
Property management	2,085	2,239	2,196	4,281	4,689
Acquisition, disposition and leasing	439	-	-	439	-
Other	268	399	988	1,256	758
Total fee income	6,201	6,209	6,670	12,871	12,539
Other (primarily parking income and tenant requested services,
including overtime heating and cooling)	1,440	920	1,350	2,790	3,151
Total fee and other income	$7,641	$7,129	$8,020	$15,661	$15,690

	Three Months Ended			Six Months Ended
General and Administrative:	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2021	June 30, 2020
General and administrative expenses	$17,745	$16,077	$13,452	$31,197	$30,310
Mark-to-market of deferred compensation plan liabilities (offset by an increase (decrease) in the mark-to-market of plan assets,
which is included in "interest and other income, net")	673	1,824	912	1,585	(160)
Total general and administrative	$18,418	$17,901	$14,364	$32,782	$30,150

	Three Months Ended			Six Months Ended
Interest and Other Income, net:	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2021	June 30, 2020
Interest income, net	$397	$428	$390	$787	$1,416
Mark-to-market of deferred compensation plan assets (offset by an increase (decrease) in the mark-to-market of plan liabilities,
which is included in "general and administrative" expenses)	673	1,824	912	1,585	(160)
Total interest and other income, net	$1,070	$2,252	$1,302	$2,372	$1,256

	Three Months Ended			Six Months Ended
Interest and Debt Expense:	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2021	June 30, 2020
Interest expense	$32,593	$33,690	$32,420	$65,013	$67,991
Amortization of deferred financing costs	2,321	2,319	2,319	4,640	4,637
Total interest and debt expense	$34,914	$36,009	$34,739	$69,653	$72,628

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2021	June 30, 2020
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(10,128)	$(7,684)	$1,884	$(8,244)	$(2,458)
Real estate depreciation and amortization (including our share
of unconsolidated joint ventures)	70,264	70,546	69,141	139,405	141,486
Adjustments related to discontinued operations	-	-	-	-	690
FFO (1)	60,136	62,862	71,025	131,161	139,718
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(18,453)	(8,711)	(15,074)	(33,527)	(17,680)
Consolidated real estate fund	29	1,235	(85)	(56)	1,212
FFO attributable to Paramount Group Operating Partnership	41,712	55,386	55,866	97,578	123,250
Less FFO attributable to noncontrolling interests in Operating Partnership	(3,769)	(4,723)	(4,992)	(8,761)	(11,001)
FFO attributable to common stockholders (1)	$37,943	$50,663	$50,874	$88,817	$112,249
Per diluted share	$0.17	$0.23	$0.23	$0.40	$0.50

FFO	$60,136	$62,862	$71,025	$131,161	$139,718
Non-core items:
Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	10,492	(920)	(577)	9,915	(1,308)
Other, net	133	324	246	379	627
Core FFO (1)	70,761	62,266	70,694	141,455	139,037
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(18,453)	(8,711)	(15,074)	(33,527)	(17,680)
Consolidated real estate fund	29	1,235	(85)	(56)	1,212
Core FFO attributable to Paramount Group Operating Partnership	52,337	54,790	55,535	107,872	122,569
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(4,729)	(4,672)	(4,963)	(9,692)	(10,942)
Core FFO attributable to common stockholders (1)	$47,608	$50,118	$50,572	$98,180	$111,627
Per diluted share	$0.22	$0.23	$0.23	$0.45	$0.50

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	218,696,284	221,573,199	218,666,005	218,681,228	224,671,206
Effect of dilutive securities	51,117	4,225	50,920	50,563	20,164
Denominator for FFO and Core FFO per diluted share	218,747,401	221,577,424	218,716,925	218,731,791	224,691,370

(1)	See page 47 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2021	June 30, 2020
Reconciliation of Core FFO to FAD:
Core FFO	$70,761	$62,266	$70,694	$141,455	$139,037
Add (subtract) adjustments to arrive at FAD:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(2,958)	(10,037)	(8,102)	(11,060)	(21,841)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,662)	(1,701)	(1,803)	(3,465)	(4,533)
Amortization of deferred financing costs (including our share
of unconsolidated joint ventures)	2,643	2,651	2,642	5,285	5,281
Amortization of stock-based compensation expense	4,743	4,241	5,486	10,229	9,638
Expenditures to maintain assets	(4,175)	(3,861)	(1,956)	(6,131)	(8,570)
Second generation tenant improvements and leasing commissions	(20,835)	(10,762)	(8,241)	(29,076)	(34,695)
Adjustments related to discontinued operations	-	114	-	-	233
FAD (1)	48,517	42,911	58,720	107,237	84,550
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(6,209)	(3,066)	(6,890)	(13,099)	(5,764)
Consolidated real estate fund	29	1,235	(85)	(56)	1,212
FAD attributable to Paramount Group Operating Partnership	42,337	41,080	51,745	94,082	79,998
Less FAD attributable to noncontrolling interests in Operating Partnership	(3,825)	(3,503)	(4,624)	(8,449)	(7,103)
FAD attributable to common stockholders (1) (2)	$38,512	$37,577	$47,121	$85,633	$72,895

Dividends declared on common stock	$15,327	$22,176	$15,327	$30,654	$44,422

(1)	See page 47 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2021	June 30, 2020
Reconciliation of net (loss) income to EBITDAre and Adjusted EBITDAre:
Net (loss) income	$(10,128)	$(7,684)	$1,884	$(8,244)	$(2,458)
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share
of unconsolidated joint ventures)	70,264	70,546	69,141	139,405	141,486
Interest and debt expense (including our share
of unconsolidated joint ventures)	40,347	41,412	40,096	80,443	83,533
Income tax expense (including our share of
unconsolidated joint ventures)	433	140	1,149	1,582	758
Adjustments related to discontinued operations	-	-	-	-	690
EBITDAre (1)	100,916	104,414	112,270	213,186	224,009
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(26,241)	(15,750)	(22,743)	(48,984)	(31,543)
Consolidated real estate fund	25	1,211	(88)	(63)	1,080
PGRE's share of EBITDAre (1)	$74,700	$89,875	$89,439	$164,139	$193,546

EBITDAre	$100,916	$104,414	$112,270	$213,186	$224,009
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	10,492	(920)	(577)	9,915	(1,308)
Other, net	14	1,611	45	59	1,640
Adjusted EBITDAre (1)	111,422	105,105	111,738	223,160	224,341
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(26,241)	(15,750)	(22,743)	(48,984)	(31,543)
PGRE's share of Adjusted EBITDAre (1)	$85,181	$89,355	$88,995	$174,176	$192,798

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2021	June 30, 2020	March 31, 2021	June 30, 2021	June 30, 2020
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(10,128)	$(7,684)	$1,884	$(8,244)	$(2,458)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	59,925	58,716	58,305	118,230	117,143
General and administrative	18,418	17,901	14,364	32,782	30,150
Interest and debt expense	34,914	36,009	34,739	69,653	72,628
Income tax expense	434	138	1,141	1,575	742
NOI from unconsolidated joint ventures	10,557	10,376	10,326	20,883	23,768
Loss from unconsolidated joint ventures	15,717	5,955	5,316	21,033	10,176
Fee income	(6,201)	(6,209)	(6,670)	(12,871)	(12,539)
Interest and other income, net	(1,070)	(2,252)	(1,302)	(2,372)	(1,256)
Adjustments related to discontinued operations	-	-	-	-	690
Other, net	(13)	169	101	88	320
NOI (1)	122,553	113,119	118,204	240,757	239,364
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(26,233)	(15,733)	(22,725)	(48,958)	(31,424)
Consolidated real estate fund	121	1,437	85	206	1,440
PGRE's share of NOI (1)	$96,441	$98,823	$95,564	$192,005	$209,380

NOI	$122,553	$113,119	$118,204	$240,757	$239,364
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(2,958)	(10,037)	(8,102)	(11,060)	(21,841)
Amortization of above and below-market leases, net
(including our share of unconsolidated joint ventures)	(1,662)	(1,701)	(1,803)	(3,465)	(4,533)
Adjustments related to discontinued operations	-	114	-	-	233
Cash NOI (1)	117,933	101,495	108,299	226,232	213,223
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(24,198)	(13,716)	(18,941)	(43,139)	(26,918)
Consolidated real estate fund	121	1,437	85	206	1,440
PGRE's share of Cash NOI (1)	$93,856	$89,216	$89,443	$183,299	$187,745

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended June 30, 2021
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(10,128)	$(8,357)	$13,965	$(15,736)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	59,925	38,289	20,660	976
General and administrative	18,418	-	-	18,418
Interest and debt expense	34,914	21,339	12,540	1,035
Income tax expense	434	5	-	429
NOI from unconsolidated joint ventures	10,557	2,749	7,852	(44)
Loss from unconsolidated joint ventures	15,717	11,111	4,460	146
Fee income	(6,201)	-	-	(6,201)
Interest and other (income) loss, net	(1,070)	3	(18)	(1,055)
Other, net	(13)	-	-	(13)
NOI (1)	122,553	65,139	59,459	(2,045)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(26,233)	(2,519)	(23,714)	-
Consolidated real estate fund	121	-	-	121
PGRE's share of NOI for the three months ended June 30, 2021	$96,441	$62,620	$35,745	$(1,924)
PGRE's share of NOI for the three months ended June 30, 2020	$98,823	$65,716	$32,635	$472

NOI	$122,553	$65,139	$59,459	$(2,045)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(2,958)	158	(3,086)	(30)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,662)	371	(2,033)	-
Cash NOI (1)	117,933	65,668	54,340	(2,075)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(24,198)	(2,479)	(21,719)	-
Consolidated real estate fund	121	-	-	121
PGRE's share of Cash NOI for the three months ended June 30, 2021	$93,856	$63,189	$32,621	$(1,954)
PGRE's share of Cash NOI for the three months ended June 30, 2020	$89,216	$60,262	$28,396	$558

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Six Months Ended June 30, 2021
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(8,244)	$(6,084)	$24,885	$(27,045)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	118,230	77,573	38,712	1,945
General and administrative	32,782	-	-	32,782
Interest and debt expense	69,653	42,598	24,893	2,162
Income tax expense	1,575	5	4	1,566
NOI from unconsolidated joint ventures	20,883	5,570	15,389	(76)
Loss from unconsolidated joint ventures	21,033	11,094	9,702	237
Fee income	(12,871)	-	-	(12,871)
Interest and other (income) loss, net	(2,372)	17	(55)	(2,334)
Other, net	88	-	-	88
NOI (1)	240,757	130,773	113,530	(3,546)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(48,958)	(5,112)	(43,846)	-
Consolidated real estate fund	206	-	-	206
PGRE's share of NOI for the six months ended June 30, 2021	$192,005	$125,661	$69,684	$(3,340)
PGRE's share of NOI for the six months ended June 30, 2020	$209,380	$141,208	$67,074	$1,098

NOI	$240,757	$130,773	$113,530	$(3,546)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(11,060)	(1,637)	(9,483)	60
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(3,465)	638	(4,103)	-
Cash NOI (1)	226,232	129,774	99,944	(3,486)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(43,139)	(4,964)	(38,175)	-
Consolidated real estate fund	206	-	-	206
PGRE's share of Cash NOI for the six months ended June 30, 2021	$183,299	$124,810	$61,769	$(3,280)
PGRE's share of Cash NOI for the six months ended June 30, 2020	$187,745	$129,732	$56,629	$1,384

(1)	See page 47 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended June 30, 2021
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended June 30, 2021	$93,856	$63,189	$32,621	$(1,954)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	(1,885)	(776)	(3,063)	1,954
PGRE's share of Same Store Cash NOI for the three months ended June 30, 2021	$91,971	$62,413	$29,558	$-

	Three Months Ended June 30, 2020
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended June 30, 2020	$89,216	$60,262		$28,396	$558
Dispositions / Discontinued Operations	(3,456)	(1,195)	(2)	-	(2,261)	(3)
Reserves for uncollectible accounts receivable	1,940	1,152		788	-
Other, net	1,626	(77)		-	1,703
PGRE's share of Same Store Cash NOI for the three months ended June 30, 2020	$89,326	$60,142		$29,184	$-

Increase in PGRE's share of Same Store Cash NOI	$2,645	$2,271	$374	$-
% Increase	3.0%	3.8%	1.3%

(1)	See page 47 for our definition of this measure.
(2)	Represents Cash NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended June 30, 2021
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended June 30, 2021	$96,441	$62,620	$35,745	$(1,924)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	(1,908)	(776)	(3,056)	1,924
PGRE's share of Same Store NOI for the three months ended June 30, 2021	$94,533	$61,844	$32,689	$-

	Three Months Ended June 30, 2020
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended June 30, 2020	$98,823	$65,716		$32,635	$472
Dispositions / Discontinued Operations	(3,881)	(1,734)	(2)	-	(2,147)	(3)
Non-cash write-offs (primarily straight-line rent receivables)	7,685	4,993		2,692	-
Reserves for uncollectible accounts receivable	1,940	1,152		788	-
Other, net	1,598	(77)		-	1,675
PGRE's share of Same Store NOI for the three months ended June 30, 2020	$106,165	$70,050		$36,115	$-

Decrease in PGRE's share of Same Store NOI	$(11,632)	$(8,206)	$(3,426)	$-
% Decrease	(11.0%)	(11.7%)	(9.5%)

(1)	See page 47 for our definition of this measure.
(2)	Represents NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Six Months Ended June 30, 2021
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the six months ended June 30, 2021	$183,299	$124,810	$61,769	$(3,280)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	1,123	(373)	(1,784)	3,280
PGRE's share of Same Store Cash NOI for the six months ended June 30, 2021	$184,422	$124,437	$59,985	$-

	Six Months Ended June 30, 2020
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the six months ended June 30, 2020	$187,745	$129,732		$56,629	$1,384
Dispositions / Discontinued Operations	(8,480)	(3,889)	(2)	-	(4,591)	(3)
Reserves for uncollectible accounts receivable	1,940	1,152		788	-
Other, net	3,047	(153)		(7)	3,207
PGRE's share of Same Store Cash NOI for the six months ended June 30, 2020	$184,252	$126,842		$57,410	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$170	$(2,405)	$2,575	$-
% Increase (decrease)	0.1%	(1.9%)	4.5%

(1)	See page 47 for our definition of this measure.
(2)	Represents Cash NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Six Months Ended June 30, 2021
	Total	New York	San Francisco	Other
PGRE's share of NOI for the six months ended June 30, 2021	$192,005	$125,661	$69,684	$(3,340)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	1,332	(231)	(1,777)	3,340
PGRE's share of Same Store NOI for the six months ended June 30, 2021	$193,337	$125,430	$67,907	$-

	Six Months Ended June 30, 2020
	Total	New York		San Francisco	Other
PGRE's share of NOI for the six months ended June 30, 2020	$209,380	$141,208		$67,074	$1,098
Dispositions / Discontinued Operations	(9,155)	(4,797)	(2)	-	(4,358)	(3)
Non-cash write-offs (primarily straight-line rent receivables)	7,685	4,993		2,692	-
Reserves for uncollectible accounts receivable	1,940	1,152		788	-
Other, net	3,100	(153)		(7)	3,260
PGRE's share of Same Store NOI for the six months ended June 30, 2020	$212,950	$142,403		$70,547	$-

Decrease in PGRE's share of Same Store NOI	$(19,613)	$(16,973)	$(2,640)	$-
% Decrease	(9.2%)	(11.9%)	(3.7%)

(1)	See page 47 for our definition of this measure.
(2)	Represents NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	7.4%
Assets:
Real estate, net	$3,454,201	$1,779,366	$1,177,160	$497,675	$-
Cash and cash equivalents	174,778	94,608	59,509	20,661	2,712
Restricted cash	1,383	78	1,305	-	-
Investments in unconsolidated joint ventures	-	-	-	-	67,292
Accounts and other receivables	5,112	2,959	807	1,346	124
Deferred rent receivable	202,371	116,265	64,306	21,800	-
Deferred charges, net	52,008	28,465	14,498	9,045	-
Intangible assets, net	69,171	52,566	12,726	3,879	-
Other assets	8,893	1,280	6,668	945	15,726
Total Assets	$3,967,917	$2,075,587	$1,336,979	$555,351	$85,854

Liabilities:
Notes and mortgages payable, net	$2,470,718	$1,241,619	$972,235	$256,864	$-
Accounts payable and accrued expenses	54,125	18,561	27,775	7,789	61
Intangible liabilities, net	30,504	17,067	12,579	858	-
Other liabilities	5,412	1,020	4,389	3	-
Total Liabilities	2,560,759	1,278,267	1,016,978	265,514	61

Equity:
Paramount Group, Inc. equity	964,730	718,456	156,867	89,407	6,708
Noncontrolling interests	442,428	78,864	163,134	200,430	79,085
Total Equity	1,407,158	797,320	320,001	289,837	85,793

Total Liabilities and Equity	$3,967,917	$2,075,587	$1,336,979	$555,351	$85,854

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Other (1)	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$3,470,766	$1,794,011	$1,186,842	$489,913	$-	$-
Cash and cash equivalents	130,752	68,049	51,081	10,654	968	2,512
Restricted cash	1,383	78	1,305	-	-	-
Investments in unconsolidated joint ventures	-	-	-	-	-	67,505
Accounts and other receivables	6,747	3,867	900	1,980	-	124
Deferred rent receivable	192,401	115,270	57,801	19,330	-	-
Deferred charges, net	55,156	28,977	16,261	9,918	-	-
Intangible assets, net	76,545	56,588	14,728	5,229	-	-
Other assets	5,806	451	5,044	310	1	15,690
Total Assets	$3,939,556	$2,067,291	$1,333,962	$537,334	$969	$85,831

Liabilities:
Notes and mortgages payable, net	$2,457,272	$1,241,121	$971,717	$244,434	$-	$-
Accounts payable and accrued expenses	51,513	18,310	24,239	8,931	33	77
Intangible liabilities, net	33,566	18,339	14,176	1,051	-	-
Other liabilities	4,486	67	4,348	3	68	-
Total Liabilities	2,546,837	1,277,837	1,014,480	254,419	101	77

Equity:
Paramount Group, Inc. equity	955,558	711,049	156,614	87,165	730	6,737
Noncontrolling interests	437,161	78,405	162,868	195,750	138	79,017
Total Equity	1,392,719	789,454	319,482	282,915	868	85,754

Total Liabilities and Equity	$3,939,556	$2,067,291	$1,333,962	$537,334	$969	$85,831

(1)	Represents PGRESS Equity Holdings, LP.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
Total revenues	$101,775	$46,753	$36,270	$18,752	$-
Total operating expenses	30,070	17,421	9,263	3,386	-
Net operating income (1)	71,705	29,332	27,007	15,366	-
Depreciation and amortization	(30,794)	(14,035)	(10,737)	(6,022)	-
Interest and other income, net	15	(3)	20	(2)	105
Interest and debt expense	(22,243)	(9,703)	(10,193)	(2,347)	(4)
Loss from unconsolidated joint ventures	-	-	-	-	(132)
Net income (loss) before income taxes	18,683	5,591	6,097	6,995	(31)
Income tax expense	(5)	(5)	-	-	-
Net income (loss)	$18,678	$5,586	$6,097	$6,995	$(31)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income (loss)	$10,178	$5,025	$2,982	$2,171	$(2)
Add: Management fee income	1,072	416	177	479	-
PGRE's share of net income (loss)	11,250	5,441	3,159	2,650	(2)
Add: Real estate depreciation and amortization	19,769	12,634	5,262	1,873	-
FFO/Core FFO (1)	$31,019	$18,075	$8,421	$4,523	$(2)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income (loss)	$8,500	$561	$3,115	$4,824	$(29)
Less: Management fee expense	(1,072)	(416)	(177)	(479)	-
Net income (loss) attributable to noncontrolling interests	7,428	145	2,938	4,345	(29)
Add: Real estate depreciation and amortization	11,025	1,401	5,475	4,149	-
FFO/Core FFO (1)	$18,453	$1,546	$8,413	$8,494	$(29)

(1)	See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway (1)	One Market Plaza	300 Mission Street	Other (2)	Development Fund
Total revenues	$55,553	$13,108	$37,253	$5,192	$-	$-
Total operating expenses	19,579	7,379	9,496	2,704	-	3
Net operating income (loss) (3)	35,974	5,729	27,757	2,488	-	(3)
Depreciation and amortization	(19,387)	(5,490)	(10,149)	(3,748)	-	-
Interest and other income (loss), net	40	-	52	(2)	(10)	110
Interest and debt expense	(16,053)	(3,730)	(10,193)	(2,130)	-	-
Loss from unconsolidated joint ventures	-	-	-	-	-	(1,549)
Net income (loss)	$574	$(3,491)	$7,467	$(3,392)	$(10)	$(1,442)

PGRE's share
Ownership	Total	90.0% (1)	49.0%	31.1%	24.4%	7.4%
Net (loss) income	$(571)	$(3,142)	$3,655	$(1,082)	$(2)	$(207)
Add: Management fee income	740	143	171	426	-	-
PGRE's share of net income (loss)	169	(2,999)	3,826	(656)	(2)	(207)
Add: Real estate depreciation and amortization	11,081	4,941	4,973	1,167	-	-
FFO/Core FFO (3)	$11,250	$1,942	$8,799	$511	$(2)	$(207)

Noncontrolling interests' share
Ownership	Total	10.0% (1)	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$1,145	$(349)	$3,812	$(2,310)	$(8)	$(1,235)
Less: Management fee expense	(740)	(143)	(171)	(426)	-	-
Net income (loss) attributable to noncontrolling interests	405	(492)	3,641	(2,736)	(8)	(1,235)
Add: Real estate depreciation and amortization	8,306	549	5,176	2,581	-	-
FFO/Core FFO (3)	$8,711	$57	$8,817	$(155)	$(8)	$(1,235)

(1)	On May 27, 2020, we sold a 10.0% interest in 1633 Broadway. The amounts in this column represent the results of operations from the date of disposition through June 30, 2020.
(2)	Represents PGRESS Equity Holdings, LP.
(3)	See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
Total revenues	$199,013	$94,232	$72,598	$32,183	$-
Total operating expenses	60,038	34,809	18,589	6,640	-
Net operating income (1)	138,975	59,423	54,009	25,543	-
Depreciation and amortization	(59,079)	(28,174)	(20,881)	(10,024)	-
Interest and other income (loss), net	38	(17)	54	1	253
Interest and debt expense	(44,229)	(19,336)	(20,278)	(4,615)	(4)
Loss from unconsolidated joint ventures	-	-	-	-	(225)
Net income before income taxes	35,705	11,896	12,904	10,905	24
Income tax expense	(6)	(5)	(1)	-	(2)
Net income	$35,699	$11,891	$12,903	$10,905	$22

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income (loss)	$20,408	$10,705	$6,317	$3,386	$(34)
Add: Management fee income	2,135	827	371	937	-
PGRE's share of net income (loss)	22,543	11,532	6,688	4,323	(34)
Add: Real estate depreciation and amortization	38,708	25,358	10,232	3,118	-
FFO/Core FFO (1)	$61,251	$36,890	$16,920	$7,441	$(34)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income	$15,291	$1,186	$6,586	$7,519	$56
Less: Management fee expense	(2,135)	(827)	(371)	(937)	-
Net income attributable to noncontrolling interests	13,156	359	6,215	6,582	56
Add: Real estate depreciation and amortization	20,371	2,816	10,649	6,906	-
FFO/Core FFO (1)	$33,527	$3,175	$16,864	$13,488	$56

(1)	See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway (1)	One Market Plaza	300 Mission Street	Other (2)	Development Fund
Total revenues	$98,605	$13,108	$72,745	$12,752	$-	$-
Total operating expenses	32,259	7,379	18,969	5,911	-	5
Net operating income (loss) (3)	66,346	5,729	53,776	6,841	-	(5)
Depreciation and amortization	(32,943)	(5,490)	(20,684)	(6,769)	-	-
Interest and other income (loss), net	227	-	204	33	(10)	235
Interest and debt expense	(28,615)	(3,730)	(20,387)	(4,498)	-	(141)
Loss from unconsolidated joint ventures	-	-	-	-	-	(1,550)
Net income (loss) before income taxes	5,015	(3,491)	12,909	(4,393)	(10)	(1,461)
Income tax benefit (expense)	10	-	(1)	11	-	(2)
Net income (loss)	$5,025	$(3,491)	$12,908	$(4,382)	$(10)	$(1,463)

PGRE's share
Ownership	Total	90.0% (1)	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$1,764	$(3,142)	$6,321	$(1,413)	$(2)	$(251)
Add: Management fee income	1,342	143	348	851	-	-
PGRE's share of net income (loss)	3,106	(2,999)	6,669	(562)	(2)	(251)
Add: Real estate depreciation and amortization	17,182	4,941	10,135	2,106	-	-
FFO/Core FFO (3)	$20,288	$1,942	$16,804	$1,544	$(2)	$(251)

Noncontrolling interests' share
Ownership	Total	10.0% (1)	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$3,261	$(349)	$6,587	$(2,969)	$(8)	$(1,212)
Less: Management fee expense	(1,342)	(143)	(348)	(851)	-	-
Net income (loss) attributable to noncontrolling interests	1,919	(492)	6,239	(3,820)	(8)	(1,212)
Add: Real estate depreciation and amortization	15,761	549	10,549	4,663	-	-
FFO/Core FFO (3)	$17,680	$57	$16,788	$843	$(8)	$(1,212)

(1)	On May 27, 2020, we sold a 10.0% interest in 1633 Broadway. The amounts in this column represent the results of operations from the date of disposition through June 30, 2020.
(2)	Represents PGRESS Equity Holdings, LP.
(3)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,709,681	$209,391	$652,209	$373,889	$214,744	$1,259,448
Cash and cash equivalents	110,408	41,700	28,274	12,501	6,841	21,092
Restricted cash	63,089	1,727	-	-	1,093	60,269
Accounts and other receivables	2,234	733	281	239	-	981
Deferred rent receivable	27,086	17,356	4,667	2,175	2,457	431
Deferred charges, net	11,118	8,115	1,298	414	1,291	-
Intangible assets, net	83,907	-	33,164	20,046	4,949	25,748
Other assets	5,266	389	1,290	464	272	2,851
Total Assets	$3,012,789	$279,411	$721,183	$409,728	$231,647	$1,370,820

Liabilities:
Notes and mortgages payable, net	$1,871,120	$297,569	$405,255	$186,671	$150,905	$830,720
Accounts payable and accrued expenses	56,355	6,441	11,888	4,480	3,162	30,384
Intangible liabilities, net	22,524	-	6,717	13,175	2,632	-
Other liabilities	15,562	261	13,638	137	306	1,220
Total Liabilities	1,965,561	304,271	437,498	204,463	157,005	862,324

Total Equity	1,047,228	(24,860)	283,685	205,265	74,642	508,496

Total Liabilities and Equity	$3,012,789	$279,411	$721,183	$409,728	$231,647	$1,370,820

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,674,858	$211,635	$658,112	$378,946	$214,774	$1,211,391
Cash and cash equivalents	83,093	22,860	23,984	8,817	3,851	23,581
Restricted cash	37,056	1,727	-	-	1,295	34,034
Accounts and other receivables	4,074	1,191	1,999	501	230	153
Deferred rent receivable	24,518	15,863	3,811	1,964	2,218	662
Deferred charges, net	11,383	8,719	805	463	1,396	-
Intangible assets, net	110,307	-	40,444	23,696	6,037	40,130
Other assets	5,786	174	155	2,083	107	3,267
Total Assets	$2,951,075	$262,169	$729,310	$416,470	$229,908	$1,313,218

Liabilities:
Notes and mortgages payable, net	$1,801,084	$297,364	$402,057	$186,592	$146,693	$768,378
Accounts payable and accrued expenses	64,710	9,227	10,995	5,909	2,745	35,834
Intangible liabilities, net	26,772	-	8,345	15,318	3,109	-
Other liabilities	22,865	269	20,764	108	304	1,420
Total Liabilities	1,915,431	306,860	442,161	207,927	152,851	805,632

Total Equity	1,035,644	(44,691)	287,149	208,543	77,057	507,586

Total Liabilities and Equity	$2,951,075	$262,169	$729,310	$416,470	$229,908	$1,313,218

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$57,776	$9,811	$13,641	$8,178	$3,594	$22,552
Total operating expenses	25,467	5,691	6,436	3,398	1,694	8,248
Net operating income (2)	32,309	4,120	7,205	4,780	1,900	14,304
Depreciation and amortization	(27,014)	(2,687)	(8,156)	(4,815)	(1,763)	(9,593)
Interest and other (loss) income, net	(23)	2	(8)	(10)	(3)	(4)
Interest and debt expense	(13,892)	(2,707)	(3,384)	(1,856)	(1,561)	(4,384)
Net (loss) income before income taxes	(8,620)	(1,272)	(4,343)	(1,901)	(1,427)	323
Income tax expense	1	-	-	1	-	-
Net (loss) income	$(8,619)	$(1,272)	$(4,343)	$(1,900)	$(1,427)	$323

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(5,183)	$(636)	$(2,914)	$(845)	$(699)	$(89)
Less: Step-up basis adjustment	(42)	-	-	(2)	-	(40)
Less: Adjustments to equity in earnings for (contributions to) distributions from an unconsolidated joint venture	(10,492)	(10,492)	-	-	-	-
PGRE's share of net loss	(15,717)	(11,128)	(2,914)	(847)	(699)	(129)
Add: Real estate depreciation and amortization	10,339	1,344	5,465	2,121	864	545
FFO (2)	(5,378)	(9,784)	2,551	1,274	165	416
Add: Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	10,492	10,492	-	-	-	-
Core FFO (2)	$5,114	$708	$2,551	$1,274	$165	$416

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(3,436)	$(636)	$(1,429)	$(1,055)	$(728)	$412
Add: Real estate depreciation and amortization	16,717	1,343	2,691	2,696	899	9,088
FFO/Core FFO (2)	$13,281	$707	$1,262	$1,641	$171	$9,500

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$59,913	$10,460	$14,860	$8,284	$4,163	$22,146
Total operating expenses	29,642	6,483	6,345	3,091	1,775	11,948
Net operating income (2)	30,271	3,977	8,515	5,193	2,388	10,198
Depreciation and amortization	(29,099)	(2,691)	(9,714)	(4,822)	(2,748)	(9,124)
Interest and other (loss) income, net	(29)	5	(16)	(9)	(7)	(2)
Interest and debt expense	(14,305)	(2,674)	(3,361)	(1,856)	(1,509)	(4,905)
Net loss before income taxes	(13,162)	(1,383)	(4,576)	(1,494)	(1,876)	(3,833)
Income tax expense	(5)	-	-	(5)	-	-
Net loss	$(13,167)	$(1,383)	$(4,576)	$(1,499)	$(1,876)	$(3,833)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(6,832)	$(691)	$(3,070)	$(657)	$(919)	$(1,495)
Less: Step-up basis adjustment	(43)	-	-	(5)	-	(38)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	920	920	-	-	-	-
PGRE's share of net (loss) income	(5,955)	229	(3,070)	(662)	(919)	(1,533)
Add: Real estate depreciation and amortization	11,830	1,345	6,509	2,131	1,346	499
FFO (2)	5,875	1,574	3,439	1,469	427	(1,034)
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(920)	(920)	-	-	-	-
Core FFO (2)	$4,955	$654	$3,439	$1,469	$427	$(1,034)

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(6,335)	$(692)	$(1,506)	$(842)	$(957)	$(2,338)
Add: Real estate depreciation and amortization	17,312	1,346	3,205	2,696	1,402	8,663
FFO/Core FFO (2)	$10,977	$654	$1,699	$1,854	$445	$6,325

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$115,061	$19,951	$25,955	$16,436	$7,920	$44,799
Total operating expenses	50,577	11,571	12,877	6,354	3,407	16,368
Net operating income (2)	64,484	8,380	13,078	10,082	4,513	28,431
Depreciation and amortization	(54,467)	(5,455)	(16,819)	(9,628)	(3,848)	(18,717)
Interest and other (loss) income, net	(56)	1	(29)	(13)	(8)	(7)
Interest and debt expense	(27,632)	(5,352)	(6,731)	(3,713)	(3,080)	(8,756)
Net (loss) income before income taxes	(17,671)	(2,426)	(10,501)	(3,272)	(2,423)	951
Income tax expense	(15)	-	(3)	(7)	(3)	(2)
Net (loss) income	$(17,686)	$(2,426)	$(10,504)	$(3,279)	$(2,426)	$949

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(11,034)	$(1,213)	$(7,044)	$(1,465)	$(1,189)	$(123)
Less: Step-up basis adjustment	(84)	-	-	(4)	-	(80)
Less: Adjustments to equity in earnings for (contributions to) distributions from an unconsolidated joint venture	(9,915)	(9,915)	-	-	-	-
PGRE's share of net loss	(21,033)	(11,128)	(7,044)	(1,469)	(1,189)	(203)
Add: Real estate depreciation and amortization	21,175	2,728	11,269	4,245	1,886	1,047
FFO (2)	142	(8,400)	4,225	2,776	697	844
Add: Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	9,915	9,915	-	-	-	-
Core FFO (2)	$10,057	$1,515	$4,225	$2,776	$697	$844

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(6,652)	$(1,213)	$(3,460)	$(1,814)	$(1,237)	$1,072
Add: Real estate depreciation and amortization	33,376	2,727	5,550	5,387	1,962	17,750
FFO/Core FFO (2)	$26,724	$1,514	$2,090	$3,573	$725	$18,822

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$123,107	$21,368	$31,208	$16,813	$9,455	$44,263
Total operating expenses	55,582	12,894	13,020	6,482	3,681	19,505
Net operating income (2)	67,525	8,474	18,188	10,331	5,774	24,758
Depreciation and amortization	(59,281)	(5,356)	(20,286)	(9,584)	(5,803)	(18,252)
Interest and other income (loss), net	48	71	(24)	(9)	(10)	20
Interest and debt expense	(30,214)	(5,347)	(6,710)	(3,713)	(3,076)	(11,368)
Net loss before income taxes	(21,922)	(2,158)	(8,832)	(2,975)	(3,115)	(4,842)
Income tax expense	(44)	-	(4)	(20)	(6)	(14)
Net loss	$(21,966)	$(2,158)	$(8,836)	$(2,995)	$(3,121)	$(4,856)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(11,403)	$(1,079)	$(5,924)	$(1,341)	$(1,529)	$(1,530)
Less: Step-up basis adjustment	(81)	-	-	(5)	-	(76)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	1,308	1,308	-	-	-	-
PGRE's share of net (loss) income	(10,176)	229	(5,924)	(1,346)	(1,529)	(1,606)
Add: Real estate depreciation and amortization	24,343	2,678	13,592	4,231	2,843	999
FFO (2)	14,167	2,907	7,668	2,885	1,314	(607)
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(1,308)	(1,308)	-	-	-	-
Core FFO (2)	$12,859	$1,599	$7,668	$2,885	$1,314	$(607)

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(10,563)	$(1,079)	$(2,912)	$(1,654)	$(1,592)	$(3,326)
Add: Real estate depreciation and amortization	35,019	2,678	6,694	5,358	2,960	17,329
FFO/Core FFO (2)	$24,456	$1,599	$3,782	$3,704	$1,368	$14,003

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 47 for our definition of these measures.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of June 30, 2021
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,831,864
$1.0 billion Revolving Credit Facility	-
3,831,864
Less:
Noncontrolling interests' share of consolidated debt (2)	(799,217)
Add:
PGRE's share of unconsolidated joint venture debt (3)	611,320
PGRE's Share of Total Debt (4)	3,643,967

	Shares / Units	Share Price as of
Equity:	Outstanding	June 30, 2021
Common stock	218,961,870	$10.07	2,204,946
Operating Partnership units	21,799,022	10.07	219,516
Total equity	240,760,892	10.07	2,424,462

Total Market Capitalization			$6,068,429

(1)	Represents contractual amounts due pursuant to the respective debt agreements.
(2)	Represents noncontrolling interests' share of debt of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)	Represents our share of debt of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 60 Wall Street and Oder-Center, Germany.
(4)	See page 47 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	850,000	2.59%	500,000	3.05%	350,000	1.93%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	256,864	3.65%	256,864	3.65%	-	-
Revolving Credit Facility	-	-	-	-	-	-
Total consolidated debt	3,831,864	3.32%	3,481,864	3.46%	350,000	1.93%
Noncontrolling interests' share	(799,217)	3.78%	(799,217)	3.78%	-	-
PGRE's share of consolidated debt	$3,032,647	3.19%	$2,682,647	3.36%	$350,000	1.93%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	408,505	3.05%	402,000	3.07%	6,505	1.59%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	151,954	3.65%	-	-	151,954	3.65%
60 Wall Street	575,000	2.52%	-	-	575,000	2.52%
Oder-Center, Germany	17,765	4.62%	17,765	4.62%	-	-
Total unconsolidated debt	1,640,724	3.09%	907,265	3.37%	733,459	2.75%
Joint venture partners' share	(1,029,404)	2.97%	(403,568)	3.46%	(625,836)	2.66%
PGRE's share of unconsolidated debt	$611,320	3.30%	$503,697	3.30%	$107,623	3.27%

PGRE's share of Total Debt (1)	$3,643,967	3.21%	$3,186,344	3.35%	$457,623	2.24%

Revolving Credit Facility Covenants: (2)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	40.7%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	43.4%	Consolidated fixed rate debt	$2,682,647
Fixed Charge Coverage	Greater than 1.5x	3.49x	Unconsolidated fixed rate debt	503,697
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,186,344	87.4%
Unencumbered Interest Coverage	Greater than 1.75x	37.45x	Variable rate debt:
			Consolidated variable rate debt	350,000
			Unconsolidated variable rate debt	107,623
			PGRE's share of variable rate debt	457,623	12.6%

			PGRE's share of Total Debt (1)	$3,643,967	100.0%

(1)	See page 47 for our definition of this measure.
(2)

This section presents ratios as of June 30, 2021 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2021		2022	2023	2024	2025	Thereafter	Total
1301 Avenue of the Americas	$850,000	(1)	$-	$-	$-	$-	$-	$850,000
300 Mission Street	-		-	256,864	-	-	-	256,864
One Market Plaza	-		-	-	975,000	-	-	975,000
1633 Broadway	-		-	-	-	-	1,250,000	1,250,000
31 West 52nd Street	-		-	-	-	-	500,000	500,000
Revolving Credit Facility	-		-	-	-	-	-	-
Total consolidated debt	850,000		-	256,864	975,000	-	1,750,000	3,831,864
Noncontrolling interests' share	-		-	(176,979)	(497,250)	-	(124,988)	(799,217)
PGRE's share of consolidated debt	$850,000		$-	$79,885	$477,750	$-	$1,625,012	$3,032,647

Unconsolidated Joint Venture Debt:
60 Wall Street	$-		$575,000	$-	$-	$-	$-	$575,000
Oder-Center, Germany	-		17,765	-	-	-	-	17,765
111 Sutter Street	-		-	151,954	-	-	-	151,954
Market Center	-		-	-	-	408,505	-	408,505
712 Fifth Avenue	-		-	-	-	-	300,000	300,000
55 Second Street	-		-	-	-	-	187,500	187,500
Total unconsolidated debt	-		592,765	151,954	-	408,505	487,500	1,640,724
Joint venture partners' share	-		(562,269)	(77,497)	-	(134,807)	(254,831)	(1,029,404)
PGRE's share of unconsolidated debt	$-		$30,496	$74,457	$-	$273,698	$232,669	$611,320

PGRE's Share of Total Debt (2)	$850,000		$30,496	$154,342	$477,750	$273,698	$1,857,681	$3,643,967

Weighted average rate	2.59%		2.64%	3.65%	4.03%	3.05%	3.28%	3.21%

% of debt maturing	23.3%		0.9%	4.2%	13.1%	7.5%	51.0%	100.0%

(1)	This debt matures in November 2021. We are currently exploring various alternatives to refinance this debt.
(2)	See page 47 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

		Paramount	Number of	Square	%	%	Annualized Rent (1)
Property	Submarket	Ownership	Buildings	Feet	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)

As of June 30, 2021
New York:
1633 Broadway	West Side	90.0%	1	2,499,105	98.3%	98.3%	$187,683	$79.08
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	1,758,818	71.5%	71.1%	108,150	86.63
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	812,043	90.7%	90.7%	48,565	67.22
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	1	766,604	92.3%	81.7%	60,666	93.77
900 Third Avenue	East Side	100.0%	1	591,463	78.4%	76.8%	32,890	72.46
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	1	543,411	69.0%	63.9%	41,110	118.31
60 Wall Street	Downtown	5.0%	1	1,625,483	100.0%	100.0%	73,600	45.28	(3)
Subtotal / Weighted average			7	8,596,927	88.7%	87.2%	552,664	82.90	(4)
PGRE's share			7	6,531,290	86.5%	84.7%	443,430	81.89	(4)

San Francisco:
One Market Plaza	South Financial District	49.0%	2	1,603,617	93.3%	93.3%	149,351	99.66
Market Center	South Financial District	67.0%	2	743,709	84.7%	83.9%	54,975	87.95
300 Mission Street	South Financial District	31.1%	1	660,702	99.1%	99.1%	56,154	85.96
One Front Street	North Financial District	100.0%	1	644,555	99.9%	98.8%	54,364	85.45
55 Second Street	South Financial District	44.1%	1	376,669	96.3%	96.3%	29,202	80.54
111 Sutter Street	North Financial District	49.0%	1	277,724	59.4%	59.4%	13,164	80.95
Subtotal / Weighted average			8	4,306,976	91.8%	91.5%	357,210	90.70
PGRE's share			8	2,436,286	92.1%	91.6%	201,172	90.13

Total / Weighted average			15	12,903,903	89.7%	88.6%	$909,874	$86.11	(4)
PGRE's share			15	8,967,576	88.0%	86.6%	$644,602	$84.35	(4)

(1)	See page 47 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Represents "triple-net" rent.
(4)	Excludes 60 Wall Street.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of June 30, 2021		As of March 31, 2021		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	98.3%	98.3%	98.3%	98.3%	-%
1301 Avenue of the Americas	100.0%	71.5%	71.5%	71.1%	71.1%	0.4%
1325 Avenue of the Americas	100.0%	90.7%	90.7%	91.3%	91.3%	(0.6%)
31 West 52nd Street	100.0%	92.3%	92.3%	99.3%	99.3%	(7.0%)	(2)
900 Third Avenue	100.0%	78.4%	78.4%	79.7%	79.7%	(1.3%)
712 Fifth Avenue	50.0%	69.0%	69.0%	69.0%	69.0%	-%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		88.7%	88.7%	89.4%	89.4%	(0.7%)	(2)
PGRE's share		86.5%	86.5%	87.3%	87.3%	(0.8%)	(2)

San Francisco:
One Market Plaza	49.0%	93.3%	93.3%	93.3%	93.3%	-%
Market Center	67.0%	84.7%	84.7%	84.3%	84.3%	0.4%
300 Mission Street	31.1%	99.1%	99.1%	99.1%	99.1%	-%
One Front Street	100.0%	99.9%	99.9%	99.9%	99.9%	-%
55 Second Street	44.1%	96.3%	96.3%	96.3%	96.3%	-%
111 Sutter Street	49.0%	59.4%	59.4%	59.4%	59.4%	-%
Weighted average		91.8%	91.8%	91.7%	91.7%	0.1%
PGRE's share		92.1%	92.1%	92.0%	92.0%	0.1%

Weighted average		89.7%	89.7%	90.1%	90.1%	(0.4%)	(2)
PGRE's share		88.0%	88.0%	88.6%	88.6%	(0.6%)	(2)

(1)	See page 47 for our definition of this measure.
(2)	Primarily due to the May 1, 2021 expiration of TD Bank's 131,300 square foot lease at 31 West 52nd street.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of June 30, 2021		As of December 31, 2020		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	98.3%	98.3%	98.3%	98.3%	-%
1301 Avenue of the Americas	100.0%	71.5%	71.5%	99.0%	99.0%	(27.5%)	(2)
1325 Avenue of the Americas	100.0%	90.7%	90.7%	91.8%	91.8%	(1.1%)
31 West 52nd Street	100.0%	92.3%	92.3%	99.3%	99.3%	(7.0%)	(2)
900 Third Avenue	100.0%	78.4%	78.4%	80.6%	80.6%	(2.2%)
712 Fifth Avenue	50.0%	69.0%	69.0%	70.8%	70.8%	(1.8%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		88.7%	88.7%	95.3%	95.3%	(6.6%)	(2)
PGRE's share		86.5%	86.5%	95.1%	95.1%	(8.6%)	(2)

San Francisco:
One Market Plaza	49.0%	93.3%	93.3%	97.5%	97.5%	(4.2%)
Market Center	67.0%	84.7%	84.7%	90.2%	90.2%	(5.5%)
300 Mission Street	31.1%	99.1%	99.1%	99.1%	99.1%	-%
One Front Street	100.0%	99.9%	99.9%	100.0%	100.0%	(0.1%)
55 Second Street	44.1%	96.3%	96.3%	95.7%	95.7%	0.6%
111 Sutter Street	49.0%	59.4%	59.4%	79.6%	79.6%	(20.2%)
Weighted average		91.8%	91.8%	95.6%	95.6%	(3.8%)
PGRE's share		92.1%	92.1%	95.7%	95.7%	(3.6%)

Weighted average		89.7%	89.7%	95.4%	95.4%	(5.7%)	(2)
PGRE's share		88.0%	88.0%	95.2%	95.2%	(7.2%)	(2)

(1)	See page 47 for our definition of this measure.
(2)

Primarily due to the January 1, 2021 expiration of Barclays' 497,500 square foot lease at 1301 Avenue of the Americas and May 1, 2021 expiration of TD Bank's 131,300 square foot lease at 31 West 52nd Street.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE's Share of
				Total		Total			Annualized Rent (1)		% of
		Lease		Square Feet		Square Feet		% of Total		Per Square	Annualized
Top 10 Tenants:	Property	Expiration		Occupied		Occupied		Square Feet	Amount	Foot	Rent
As of June 30, 2021
First Republic Bank	One Front Street	Jun-2025	(2)	350,340	(2)	350,340	(2)	3.9%	29,903	85.35	4.6%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.7%	28,873	87.76	4.5%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		288,823		3.2%	28,122	97.37	4.4%
Credit Agricole Corporate &
Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.5%	27,616	88.32	4.3%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(3)	320,325	(3)	320,325	(3)	3.6%	27,304	85.24	4.2%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		234,749		2.6%	18,140	77.27	2.8%
WMG Acquisition Corp.
(Warner Music Group)	1633 Broadway	Jul-2029		293,888		264,502		2.9%	17,648	66.72	2.7%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		261,196		235,079		2.6%	16,845	71.66	2.6%
Google, Inc.	One Market Plaza	Apr-2025		342,211		167,683		1.9%	15,089	89.99	2.3%
Uber Technologies, Inc.	Market Center	Jul-2023		234,783		157,305		1.8%	13,839	87.98	2.1%

	PGRE's Share of
	Square Feet	% of Occupied	Annualized	% of
Industry Diversification:	Occupied	Square Feet	Rent (1)	Annualized Rent
As of June 30, 2021
Legal Services	1,734,851	22.3%	$147,439	22.9%
Technology and Media	1,712,737	22.1%	136,480	21.2%
Financial Services, all others	1,229,154	15.8%	112,706	17.5%
Financial Services - Commercial and Investment Banking	1,241,888	16.0%	100,594	15.6%
Insurance	446,257	5.7%	41,609	6.5%
Retail	129,545	1.7%	13,930	2.2%
Travel & Leisure	192,856	2.5%	13,788	2.1%
Real Estate	128,742	1.7%	11,188	1.7%
Consumer Products	120,545	1.6%	9,908	1.5%
Other	830,190	10.6%	56,960	8.8%

(1)	See page 47 for our definition of this measure.
(2)	76,999 and 22,690 of the square feet leased expire on December 31, 2029 and December 31, 2030, respectively.
(3)	116,462 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York		San Francisco

Three Months Ended June 30, 2021

Total square feet leased	246,922	224,649	(2)	22,273

PGRE's share of total square feet leased:	197,035	184,234		12,801
Initial rent (3)	$70.81	$69.94		$83.33
Weighted average lease term (in years)	9.3	9.6		5.1
Tenant improvements and leasing commissions:
Per square foot	$99.43	$104.70		$23.63
Per square foot per annum	$10.64	$10.86		$4.62
Percentage of initial rent	15.0%	15.5%		5.5%
Rent concessions:
Average free rent period (in months)	12.7	13.3		4.8
Average free rent period per annum (in months)	1.4	1.4		0.9

Second generation space: (3)
Square feet	156,117	147,216		8,901
Cash basis:
Initial rent (3)	$74.27	$73.64		$84.78
Prior escalated rent (3)	$75.35	$74.45		$90.23
Percentage decrease	(1.4%)	(1.1%)		(6.0%)
GAAP basis:
Straight-line rent (3)	$70.03	$69.27		$82.61
Prior straight-line rent (3)	$73.86	$72.82		$91.04
Percentage decrease	(5.2%)	(4.9%)		(9.3%)

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	Includes 34,570 square feet that was leased to the Thespian Theatre for a 15-year term that is excluded from our share of total square feet leased and the related leasing statistics.
(3)	See page 47 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York		San Francisco

Six Months Ended June 30, 2021

Total square feet leased	435,563	380,605	(2)	54,958

PGRE's share of total square feet leased:	216,690	184,234		32,456
Initial rent (3)	$71.29	$69.94		$78.94
Weighted average lease term (in years)	8.9	9.6		4.4
Tenant improvements and leasing commissions:
Per square foot	$91.89	$104.70		$19.18
Per square foot per annum	$10.38	$10.86		$4.38
Percentage of initial rent	14.6%	15.5%		5.5%
Rent concessions:
Average free rent period (in months)	11.8	13.3		3.1
Average free rent period per annum (in months)	1.3	1.4		0.7

Second generation space: (3)
Square feet	174,328	147,216		27,112
Cash basis:
Initial rent (3)	$74.42	$73.64		$78.68
Prior escalated rent (3)	$76.13	$74.45		$85.25
Percentage decrease	(2.2%)	(1.1%)		(7.7%)
GAAP basis:
Straight-line rent (3)	$71.09	$69.27		$81.01
Prior straight-line rent (3)	$76.11	$72.82		$94.00
Percentage decrease	(6.6%)	(4.9%)		(13.8%)

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)

Includes an aggregate of 190,526 square feet of theatre space that was leased at 1633 Broadway for a weighted average term of 19 years that is excluded from our pro rata share of total square feet leased and the related statistics.

(3)	See page 47 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	19,654	12,449	$1,075	$61.97	0.2%

3Q 2021	77,049	50,810	4,102	82.17	0.6%
4Q 2021	56,120	43,544	2,989	69.11	0.5%
Total 2021	133,169	94,354	7,091	76.07	1.1%

1Q 2022	275,677	137,393	12,247	89.30	1.9%
2Q 2022	1,697,179	117,388	6,955	58.80	1.1%
Remaining 2022	140,006	79,623	8,296	103.12	1.2%
Total 2022	2,112,862	334,404	27,498	81.81	4.2%
2023	917,675	766,527	62,632	84.61	9.5%
2024	796,277	706,035	59,970	85.00	9.1%
2025	1,383,529	873,007	74,715	85.52	11.3%
2026	1,438,012	1,008,287	86,055	83.26	13.0%
2027	245,440	182,327	16,112	88.33	2.4%
2028	261,863	213,296	17,772	83.81	2.7%
2029	584,074	519,091	40,591	78.61	6.1%
2030	607,964	511,483	45,098	88.21	6.8%
Thereafter	3,077,423	2,670,129	221,758	85.80	33.6%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	4,739	4,231	$551	$68.50	0.1%

3Q 2021	24,002	19,004	1,322	70.55	0.2%
4Q 2021	56,120	43,544	2,989	69.11	0.7%
Total 2021	80,122	62,548	4,311	69.54	0.9%

1Q 2022	52,385	45,306	4,369	96.44	1.0%
2Q 2022	1,632,001	84,689	4,154	48.56	0.9%
Remaining 2022	29,757	18,936	2,034	103.57	0.4%
Total 2022	1,714,143	148,931	10,557	70.03	2.3%
2023	535,677	522,092	40,512	81.41	8.9%
2024	588,468	571,624	47,727	83.61	10.5%
2025	299,107	241,876	21,617	89.34	4.7%
2026	727,381	668,831	53,845	77.35	11.8%
2027	128,111	122,587	10,447	85.22	2.3%
2028	147,554	127,134	10,503	83.21	2.3%
2029	537,064	494,320	38,527	78.37	8.5%
2030	403,756	393,040	33,732	85.87	7.4%
Thereafter	2,458,561	2,290,224	183,034	82.94	40.3%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	14,915	8,218	$524	$56.93	0.3%

3Q 2021	53,047	31,806	2,780	88.97	1.4%
4Q 2021	-	-	-	-	-%
Total 2021	53,047	31,806	2,780	88.97	1.4%

1Q 2022	223,292	92,087	7,878	85.72	3.8%
2Q 2022	65,178	32,699	2,801	85.33	1.4%
Remaining 2022	110,249	60,687	6,262	102.98	3.1%
Total 2022	398,719	185,473	16,941	91.35	8.3%
2023	381,998	244,435	22,120	90.37	10.8%
2024	207,809	134,411	12,243	90.97	6.0%
2025	1,084,422	631,131	53,098	84.05	25.9%
2026	710,631	339,456	32,210	94.78	15.7%
2027	117,329	59,740	5,665	94.73	2.8%
2028	114,309	86,162	7,269	84.70	3.5%
2029	47,010	24,771	2,064	83.33	1.0%
2030	204,208	118,443	11,366	95.96	5.5%
Thereafter	618,862	379,905	38,724	101.96	18.8%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended June 30, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$4,175	$2,534	$1,616	$25
Second generation tenant improvements	16,097	1,521	14,576	-
Second generation leasing commissions	4,738	2,606	2,132	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$25,010	$6,661	$18,324	$25

Redevelopment Expenditures: (1)
Gershwin Facade Replacement	$5,172	$5,172	$-	$-
Lobby Renovations	1,790	1,619	171	-
Elevator Modernizations	4,460	2,036	2,424	-
Other	670	670	-	-
Total Redevelopment Expenditures	$12,092	$9,497	$2,595	$-

	Three Months Ended June 30, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$3,861	$2,058	$1,612	$191
Second generation tenant improvements	7,281	3,832	3,449	-
Second generation leasing commissions	3,481	974	2,507	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$14,623	$6,864	$7,568	$191

Redevelopment Expenditures: (1)
Lobby Renovations	$2,685	$879	$1,806	$-
Elevator Modernizations	1,124	463	661	-
Other	730	182	548	-
Total Redevelopment Expenditures	$4,539	$1,524	$3,015	$-

(1)	See page 47 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Six Months Ended June 30, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$6,131	$3,575	$2,520	$36
Second generation tenant improvements	23,602	2,906	20,696	-
Second generation leasing commissions	5,474	3,129	2,345	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$35,207	$9,610	$25,561	$36

Redevelopment Expenditures: (1)
Gershwin Facade Replacement	$7,234	$7,234	$-	$-
Lobby Renovations	4,469	2,668	1,801	-
Elevator Modernizations	8,661	5,645	3,016	-
Other	1,191	1,068	123	-
Total Redevelopment Expenditures	$21,555	$16,615	$4,940	$-

	Six Months Ended June 30, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$8,570	$5,796	$2,548	$226
Second generation tenant improvements	27,007	20,075	6,932	-
Second generation leasing commissions	7,688	2,194	5,494	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$43,265	$28,065	$14,974	$226

Redevelopment Expenditures: (1)
Lobby Renovations	$5,283	$2,073	$3,210	$-
Elevator Modernizations	2,859	919	1,940	-
Other	1,399	703	696	-
Total Redevelopment Expenditures	$9,541	$3,695	$5,846	$-

(1)	See page 47 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.